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                                                                     EXHIBIT 4.1

[GRAPHIC]

                               REFOCUS GROUP, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                                  COMMON STOCK

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                               TRANSFER SUBJECT TO
                             LEGEND ON REVERSE SIDE

NUMBER                                                                    SHARES


THIS
CERTIFIES
THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF
                               REFOCUS GROUP, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation, (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:


/s/ A. BEAM
PRESIDENT


/s/ A. BEAM
SECRETARY

[SEAL]

                           Countersigned:
                                           SECURITIES TRANSFER CORPORATION
                                           P.O. Box 701629
                                           Dallas, Tx. 75370
                                      By:



                                           TRANSFER AGENT - AUTHORIZED SIGNATURE

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                              REFOCUS GROUP, INC.

                 TRANSFER FEE $20.00 PER NEW CERTIFICATE ISSUED

       A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
          RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE
      CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:
TEN COM     - as tenants in common             UNIT GIFT MIN ACT    CUSTODIAN
TEN ENT     - as tenants by the entireties                       (Cust)  (Minor)
JT TEN      - as joint tenants with right of                     UNDER UNIFORM
              survivorship and not as                            GIFTS TO MINORS
              tenants in common                                  ACT............
                                                                       (STATE)
     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,.......................... HEREBY SELL, ASSIGN AND TRANSFER
UNTO

  Please insert Social Security or other
      identifying number of assignee
.................................................................................

.................................................................................
Please print or typewrite name and address including postal zip code of assignee

.................................................................................

.................................................................................

...........................................................................SHARES

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT..............................................

.................................................................................
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated..........., 20........


                                               Signature:

                                               X................................

                                               X................................

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guarantee:

THE SIGNATURE(S) SHOULD BE MEGALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17A0.15.

Signature(s) guaranteed by:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED, EXCEPT IF REGISTERED UNDER THE ACT OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS OR ANY EXEMPTIONS FROM SUCH REGISTRATION UNDER THE ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE BLUE SKY SECURITIES LAWS ARE APPLICABLE."